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                                                                    Exhibit 23.2



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Edelbrock Corporation 401(k) Plan of our report dated February 13, 2002 with respect to the financial statements and schedule of Edelbrock Corporation 401(k) Plan included in its Annual Report Form 11-K for the year ended June 30, 2001.

                                                                AHLSTROM & BAKER

Los Alamitos, California
April 4, 2002